Exhibit 99.1

[Logo] June 2014

2 Safe Harbor Statement Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward- looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward- Looking Statements” in our annual report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward- looking statements that become untrue because of subsequent events.

Malvern, PA Malvern, PA 3 Introduction to CubeSmart Introduction to CubeSmartSelf-storage REIT with expansive national platform Self-storage REIT with expansive national platform 1)Property count as of March 31, 2014. 2)As of March 31, 2014. Market value of common. Book value of preferred equity and debt. 378 378 539 539 161 161 Facilities1 Owned Managed Headquarters $3.8 billion $3.8 billion Total Market Cap2 Owned Managed

Storage Doors.jpg4 Self-Storage Industry Overview Self-Storage Industry Overview .Broad tenant diversification .Demand driven by mobility, life change .Opportunity for consolidation .Unsophisticated competition .High operating margins .Low cap-ex requirements Attractive industry with favorable economic characteristics Attractive industry with favorable economic characteristics .Limited new supply .REIT market share gains

5 Long-Term Vision for Value Creation Long-Term Vision for Value Creation A balanced and disciplined approach A balanced and disciplined approach External Growth External Growth C:\Users\druble\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.IE5\ICJ2K7H3\MP900399475[1].jpgFinancial Flexibility Financial Flexibility Organic Growth Organic Growth Maximize portfolio value Maximize portfolio value through continued focus on customer service and operational advancement prudently build a portfolio of high- quality assets Continue to prudently build a portfolio of high- quality assets, with a focus on targeted markets Maintain investment grade balance sheet Maintain investment grade balance sheet that affords broad access to the full array of capital sources

C:\Users\druble\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.IE5\ICJ2K7H3\MP900399475[1].jpg6 2013 Highlights 2013 Highlights Executed on strategic objectives Executed on strategic objectives Same-Store Results: +9.3% +7.4% +3.7% 67% 23% Same-Store Results: NOI1 +9.3% Revenue +7.4% Expenses +3.7% NOI Margin 67% (+120 bps) FFO/Share Growth2 23% $348 million$348 million in acquisitions $800 million $250 million Improved terms on bank financing agreements totaling $800 million; completed second $250 million unsecured bond offering. 51 51 new third-party management contracts $126 million$126 million in dispositions $101 million$101 million in “at-the-market” equity offering proceeds. BBB-/Baa3 Investment grade balance sheet: BBB-/Baa3 1)Net operating income, or revenues less property operating expenses. Please refer to CubeSmart’s public filings for a detailed explanation of NOI and how it reconciles to a GAAP measure. 2)Funds from operations, as adjusted. Please refer to CubeSmart’s public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure. External Growth External Growth Financial Flexibility Financial Flexibility Organic Growth Organic Growth

7 2014 Organic Growth Drivers 2014 Organic Growth Drivers Organic Growth Organic Growth .Continued strength in revenue growth derived from a balanced mix of occupancy gains and accelerating effective rent growth. .Expenses are largely inflationary except for severe winter costs and continued pressure on real estate taxes. .1Q14 same-store revenue growth was 7.0% and expense growth was 3.2%, resulting in NOI growth of 9.0%.

2013 2013 2012 2012 2011 2011 1)Occupancy at period end. 2014 and 2013 data reflects that of the current same-store pool, as constituted on March 31,2014. Occupancies in 2012 reflect those of the 2013 same-store pool, as constituted on December 31, 2013 and occupancies in 2011 reflect those of the 2012 same-store pool, as constituted on December 31, 1012. Robust Performance Trends Robust Performance Trends Meaningful occupancy gains Meaningful occupancy gains 8 1 +390 bps, +390 bps, year over year 89.5%89.5%

Historical Revenue Growth Historical Revenue GrowthRecord same-store revenue growth for storage REITS Record same-store revenue growth for storage REITS Long-Term Avg. 1 3.9%3.9% 1)Average reported same-store performance of publicly traded REITs in operation for each respective period. Source: company filings and SNL Financial. 9 7.0%7.0%

image00410 Performance Fueled by Innovation Performance Fueled by Innovation Enhancing the Customer experience at all points of engagement through proprietary systems and processes Enhancing the Customer experience at all points of engagement through proprietary systems and processes Reservation Reservation Attraction Attraction Rental Rental Continued Engagement Continued Engagement Sales Center Real-Time Reporting image006C:\Users\jschutzer\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\UXT524P0\Topaz Signature Pad.pngPaperless Leasing In-Store Experience Internet Marketing Revenue Management A:\Investor Relations\Photos\ISS Top Operators\CubeSmart - 825 - Queens NY.jpgWebsite Customer Service http://www.stevieawards.com/uploads/image/SASCS14_Gold_H.gif C:\Users\cplace\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\LBZKQ647\2013 Stevie Winner Logo

Portrait.pngC:\Users\cplace\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\LBZKQ647\2013 Stevie Winner Logo Portrait.pngInnovation Innovation Innovation in Customer in Customer in Customer ServiceServiceService Customer Customer Customer Service Service Service Department Department Department of the Yearof the Yearof the Year Contact Contact Contact Center Center Center of of of the Yearthe Yearthe Year Customer Customer Customer Service Service Service Training Training Training Team Team Team of the Yearof the Yearof the Year Customer Customer Customer Service Service Service Department Department Department of the Yearof the Yearof the Year http://www.stevieawards.com/uploads/image/SASCS14_Gold_V.png11 An Award-Winning Service Culture An Award-Winning Service Culture Redefining service in the self-storage industry Redefining service in the self-storage industry http://www.stevieawards.com/uploads/image/SASCS14_Gold_V.pngContact Contact Contact Center Center Center of of of the Yearthe Yearthe Year

http://www.stevieawards.com/uploads/image/SASCS14_Gold_V.pngC:\Users\cplace\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\LBZKQ647\2013 Stevie Winner Logo Portrait.pngC:\Users\druble\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\K9ILLW3C\ISS_BoB_Winner_Best Call-Center Ser 20132.png Improving Net Operating Income Margin 2014 Outlook 2014 Outlook Continuation of operational strength

Continuation of operational strength Full-Year Guidance1 Full-Year Guidance1 $0.99 to $1.02 $0.99 to $1.02 FFO2 per Share 6.5% to 7.5% 6.5% to 7.5% NOI Growth 5.25% to 6.25% 5.25% to 6.25% Revenue Growth 3.0% to 3.75% 3.0% to 3.75% Expense Growth Same-Store Guidance Components: .Represents 10.4% annual growth at the midpoint .Driven by occupancy and rate gains .Contemplates increases in utility expenses, snow removal costs, and real estate taxes .Above historical industry averages 1)As provided in the Company’s Earnings Release dated May 1, 2014. 2)Funds from operations, as adjusted. Please refer to CubeSmart’s public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure. 13

Improving Net Operating Income Margin Higher occupancies & operational efficiencies drive margin growth Higher occupancies & operational efficiencies drive margin growth 12  14 Investment Strategy and Outlook Investment Strategy and OutlookExternal Growth External Growth .Focus on quality properties in high- barrier-to-entry markets. .Invest selectively in development and built-to-suit projects with experienced partners in targeted markets. .Utilize third-party management program to leverage operating platform, gain additional scale and efficiencies, and create potential future acquisition opportunities with private owners. .Through April 30, 2014, CUBE has purchased 15 facilities for $187 million with an expectation of investing between $250 million to $300 million in 2014.

15 High-Quality Portfolio High-Quality PortfolioSignificant evolution over past six years Significant evolution over past six years Note: Bubbles sized by revenue. 1)Realized annual rent per occupied sq ft is computed by dividing rental income by the weighted occupied sq ft for the period. 2)Includes transactions closed and announced and under contract as of March 31, 2014. Evolution Total Portfolio January 2008 Total Portfolio March 2014 Acquisitions 2008 – March 2014 Dispositions, 2008 – March 2014 1 2 2 2

Acquisitions1 Acquisitions1 16 Prudent Portfolio Repositioning Prudent Portfolio Repositioning Focus on building depth in attractive, high-barrier-to-entry markets Focus on building depth in attractive, high-barrier-to-entry markets Investment Activity Since 2008 $1.5 billion 148 Stores $1.5 billion 148 Stores 1)Transactions closed or announced and under contract from 2008 through March 31, 2014. Dispositions1 Dispositions1 $422 million 139 Stores $422 million 139 Stores Acquisitions, 2008 – March 2014 Dispositions, 2008 – March 2014 Development Properties - 2014

Focused Investment StrategyFocused Investment Strategy Geographic Exposure % of portfolio NOI 1 1)Pro forma net operating income; including acquisitions announced and under contract as of March 31, 2014. 17 Targeted investment markets represent 71% of portfolio NOI1 Targeted investment markets represent 71% of portfolio NOI1

Capacity for New Supply Capacity for New Supply 10 largest targeted investment markets are primarily undersupplied 10 largest targeted investment markets are primarily undersupplied 18 1)Source: 2014 Self-Storage Almanac, by MSA. National Average Rentable Square Footage per Person1 Rentable Square Footage per Person1 7.35 7.35

Joint Venture Development Pipeline Joint Venture Development Pipeline Opportunistic co-development in high-barrier-to-entry markets Opportunistic co-development in high-barrier-to-entry markets 1 1 1)All amounts reflected in millions. Represents 100% of estimated project cost. 19

C:\Users\druble\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.IE5\ICJ2K7H3\MP900399475[1].jpg20 Attractive Capital Structure Attractive Capital Structure .Investment grade balance sheet: BBB-/Baa3. .Acquisitions will be funded in a manner consistent with maintaining investment grade rating. .1Q14 Balance sheet activities: •Generated $46 million in “at- the-market” equity offering proceeds. •Obtained $100 million secured loan for unconsolidated joint venture subsequent to quarter-end. Financial Flexibility Financial Flexibility

21 Investment Grade Balance Sheet Investment Grade Balance SheetObjective of funding growth in manner that maintains or improves metrics Objective of funding growth in manner that maintains or improves metrics Investment Grade Rating Investment Grade Rating As of March 31, 2014 Conservative Metrics Conservative Metrics 42% 42% Debt / Gross Assets 45% 45% Debt + Preferred / Gross Assets 6.1x 6.1x Debt1 / EBITDA 6.5x 6.5x Debt + Preferred1 / EBITDA 8% 8% Secured Debt / Gross Assets As of March 31, 2014 BBB- BBB- (Positive) Baa3 Baa3 (Positive) Well-Staggered Debt Maturity Schedule Well-Staggered Debt Maturity Schedule As of March 31, 2014 6.1 Years Weighted Average Maturity 6.1 Years (in thousands) 1) Based on average debt outstanding during 1Q14.

22 Flexibility to Support Growth Flexibility to Support Growth Capital structure affords access to full spectrum of capital sources Capital structure affords access to full spectrum of capital sources Capital Structure Capital Structure As of March 31, 2014 66% 66% 2% 2% 13% 13% 6% 6% 13% 13% % of Total Market Capitalization 1 1)Market value of common equity. Book value of preferred equity and debt.

Summary Summary continuing industry consolidation .Robust organic growth .Meaningful external growth supported by a healthy, investment grade balance sheet .Limited new supply, a widening competitive divide between large and small operators, and continuing industry consolidation .Robust organic growth fueled by a focus on customer service and continued enhancement of operational infrastructure .Meaningful external growth through a disciplined investment process and a competitive and expanding third party management platform .Strategic growth objectives are supported by a healthy, investment grade balance sheet and access to a broad array of capital sources 23

San Antonio_Day.jpgDate San Antonio_Day.jpgInvestor Relations Contact Charles Place Director, Investor Relations 5 Old Lancaster Rd. Malvern, PA 19355 610.535.5700 cplace@cubesmart.com